UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 31, 2004

CHARLES RIVER ASSOCIATES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-24049	04-2372210
(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 425-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Filed herewith as Exhibit 99.1 and incorporated by reference herein are the unaudited consolidated financial statements of InteCap, Inc. and its subsidiaries (“InteCap”) for the three months ended March 31, 2004 and March 31, 2003.  InteCap was acquired by the Registrant on April 30, 2004.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Unaudited Consolidated Financial Statements of InteCap, Inc. and Subsidiaries for the Three Months Ended March 31, 2004 and March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED

	By:	/s/ J. Phillip Cooper
J. Phillip Cooper
Executive Vice President and Chief Financial Officer

Date: August 31, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Consolidated Financial Statements of InteCap, Inc. and Subsidiaries for the Three Months Ended March 31, 2004 and March 31, 2003